SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                -------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) April 1, 1998

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of April 1, 1998 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass- Through Certificates, Series 1998-QS5)


                       Residential Accredit Loans, Inc.
            (Exact name of registrant as specified in its charter)

DELAWARE                            333-48327                51-0368240
(State or other jurisdiction       (Commission)             (I.R.S. employer
of incorporation) file number)                               identification no.)



         8400Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437 (Address of principal executive offices) (Zip code)


      Registrant's telephone number, including area code (612) 832-7000



        (Former name or former address, if changed since last report)



                       Exhibit Index located on Page 2




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Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

                  (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:


                                                            Sequentially
Exhibit                                                     Numbered
Number                                                Exhibit Page

      10.1  Pooling and Servicing Agreement, dated as of April 1, 1998   4
      among Residential Accredit Loans, Inc., as company,
      Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.





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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        RESIDENTIAL ACCREDIT LOANS, INC.



                                     By:  /s/ Randy Van Zee
                                   Name: Randy Van Zee
                                  Title: Vice President


Dated:  April 30, 1998




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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        RESIDENTIAL ACCREDIT LOANS, INC.



                                      By:
                                    Name: Randy Van Zee
                                   Title: Vice President


Dated:  April 30, 1998

































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                                                                  Exhibit 10.1


      Pooling  and  Servicing  Agreement,  dated  as  of  April  1,  1998  among
      Residential   Accredit  Loans,  Inc.,  as  company,   Residential  Funding
      Corporation, as master servicer, and Bankers Trust Company, as trustee.





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